Earning Per Share (EPS)	12 Months Ended
Dec. 31, 2020
Text Block [Abstract]
Earning Per Share (EPS)
13. EARNINGS PER SHARE (EPS)
Basic EPS is calculated by dividing the profit / (loss) for the year attributable to ordinary equity holders of the parent by the weighted average number of ordinary shares outstanding during the year.
Diluted EPS is calculated by dividing the profit / (loss) attributable to ordinary equity holders of the parent (after adjusting for the effect of dilution) by the weighted average number of ordinary shares outstanding after adjustments for the effects of all dilutive potential ordinary shares.
At December 31, 2020, 2019 and 2018, outstanding share-based awards and a convertible loan recognized as a financial liability were excluded from the diluted weighted average number of ordinary shares calculation because their effect would have been antidilutive.
The following table reflects the loss and share data used in the basic and diluted EPS calculations:

	2020	2019	2018
Loss attributable to the parent entity	(22,264)	(19,363)	(5,661)
Effects of the settlement of preference shares classified as equity	33	15	29
Loss attributable to ordinary equity holders of the parent entity	(22,231)	(19,348)	(5,632)
Weighted average number of ordinary shares	164,605,952	128,597,975	92,999,825
Basic and diluted loss per share (RUB)	(135.1)	(150.4)	(60.6)
There have been no other transactions involving ordinary shares or potential ordinary shares between the reporting date and the date of authorisation of these consolidated financial statements.